UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2018

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure

On August 6, 2018, Rite Aid Corporation (“the Company”) issued a press release revising its fiscal 2019 outlook for Adjusted EBITDA, net loss, and Adjusted Net Income (Loss) per Diluted Share. The Company’s fiscal 2019 outlook for sales, same store sales and capital expenditures remains unchanged. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K.

The revised fiscal 2019 outlook is subject to a number of assumptions as more fully set forth in the press release and actual results could differ from those included in the press release, and such differences may be material. The press release includes the non-GAAP financial measures, “Adjusted EBITDA,” and “Adjusted Net Income (Loss) per Diluted Share.” The Company uses these non-GAAP measures in assessing its performance in addition to net income and net income (loss) per diluted share, the most directly comparable GAAP financial measures. Reconciliations of Adjusted EBITDA to net income and Adjusted Net Income (Loss) per Diluted Share to net income (loss) per diluted share are included in the press release, which are furnished as Exhibit 99.1 hereto.

The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures, such as net income, operating income and gross profit. The Company defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements, the previously received Walgreens Boots Alliance, Inc. (“WBA”) merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to Rite Aid’s customer loyalty program). The Company references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical periods and external comparisons to competitors. In addition, incentive compensation is based in part on Adjusted EBITDA and Rite Aid bases certain of its forward-looking estimates and budgets on Adjusted EBITDA.

The Company defines Adjusted Net Income (Loss) as net income (loss) excluding the impact of amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements, LIFO adjustments, and the previously received WBA merger termination fee. The Company calculates Adjusted Net Income (Loss) per Diluted Share using the Company’s above-referenced definition of Adjusted Net Income (Loss). The Company believes Adjusted Net Income (Loss) per Diluted Share serves as an appropriate measure to be used in evaluating the performance of its business and help its investors better compare the Company’s operating performance over multiple periods.

Adjusted EBITDA and Adjusted Net Income (Loss) per Diluted Share should not be considered in isolation from, and are not intended to represent alternative measures of,

operating results or of cash flows from operating activities, as determined in accordance with GAAP. The Company’s definitions of Adjusted EBITDA and Adjusted Net Income (Loss) per Diluted Share may not be comparable to similarly titled measurements reported by other companies or similar terms in the Company’s debt facilities.

The information (including Exhibit 99.1) being furnished pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Press Release, dated August 6, 2018.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 6, 2018.

Additional Information and Where to Find It

In connection with the proposed merger involving the Company and Albertsons Companies, Inc. (“Albertsons”), the Company and Albertsons have prepared a registration statement on Form S-4 that included a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on June 25, 2018. The registration statement has been declared effective by the Securities and Exchange Commission (the “SEC”). The Company has mailed the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger.  The Company and Albertsons also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about the Company, free of charge, from the SEC’s website (www.sec.gov). Investors and security holders may also obtain the Company’s SEC filings in connection with the transaction, free of charge, from the Company’s website (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to the Company, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons will be made available, free of charge, on the SEC’s website (www.sec.gov) and on Albertsons’ website at www.albertsonscompanies.com.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: August 6, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel